77C Matters submitted to a vote of security holders
CMG Fund Trust
On September 16, 2005, a Special Meeting of the Shareholders of the Funds was held to approve the following items, as described in the Proxy Statement for the Meeting. The votes cast at the Meeting were as follows:

To elect Trustees:            For            Withheld       Abstain
Douglas A. Hacker       106,508,649.650    2,383,601.848    0.000
Janet Langford Kelly    106,509,123.650    2,383,127.848    0.000
Richard W. Lowry        106,509,102.650    2,383,148.848    0.000
Charles R. Nelson       106,509,123.650    2,383,127.848    0.000
John J. Neuhauser       106,509,123.650    2,383,127.848    0.000
Patrick J. Simpson      106,509,123.650    2,383,127.848    0.000
Thomas E. Sitzel        106,509,102.650    2,383,148.848    0.000
Thomas C. Theobald      105,377,906.650    3,514,344.848    0.000
Anne-Lee Verville       106,509,123.650    2,383,127.848    0.000
Richard L. Woolworth    106,509,102.650    2,383,148.848    0.000
William E. Mayer         18,627,620.994    90,264,630.504   0.000
                  Shares of beneficial interest being a plurality of the shares represented at the Meeting.
CMG Core Bond Fund

2a: Amendment to fund investment restrictions with respect to borrowing money, pledging assets and issuing senior securities

For:              7,152,437.000   Shares of beneficial interest being a majority
                                  of the shares represented at the meeting.
Against:               0.000      Shares of beneficial interest
Abstain:               0.000      Shares of beneficial interest

2b: Amendment to fundamental investment restrictions with respect to making loans
For:              7,152,437.000  Shares of beneficial interest being a majority of the shares represented at
                                the meeting.
Against:          0.000    Shares of beneficial interest
Abstain:          0.000    Shares of beneficial interest

2d: Amendment to fundamental investment restrictions with respect to investments in commodities.
For:              7,152,437.000  shares of beneficial interest being a majority of the shares represented at
                                 the meeting.
Against:          0.000    shares of beneficial interest
Abstain:          0.000    shares of beneficial interest

2e: Amendment to fundamental investment restrictions with respect to investments in real estate.

For:              7,152,437.000     Shares of beneficial interest being a
                                    majority of the shares represented at
                                    the meeting.
Against:           0.000            Shares of beneficial interest
Abstain:           0.000            Shares of beneficial interest


2f: Amendment to fundamental investment restrictions with respect to underwriting of securities.

For:              7,152,437.000  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:           0.000   Shares of beneficial interest
Abstain:           0.000   Shares of beneficial interest

2g: Amendment of fundamental investment restrictions with respect to purchasing securities on margin

For:              7,152,437.000  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:           0.000         Shares of beneficial interest
Abstain:           0.000         Shares of beneficial interest


2h: Elimination of fundamental investment restrictions with respect to investing for the purpose of exercising control

For:              7,152,437.000  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:           0.000   Shares of beneficial interest
Abstain:           0.000   Shares of beneficial interest

2i: Elimination of fundamental investment restrictions with respect to short sales.

For:              7,152,437.000  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:           0.000   Shares of beneficial interest
Abstain:           0.000   Shares of beneficial interest

2j: Amendment to fundamental investment restrictions with respect to concentrating investments in an industry

For:              7,152,437.000  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:           0.000   Shares of beneficial interest
Abstain:           0.000   Shares of beneficial interest

2k: Elimination of fundamental investment restrictions to purchasing securities of companies less than three years old.

For:            7,152,437.000   Shares of beneficial interest being a majority
                                of the shares represented at the meeting.
Against:           0.000   Shares of beneficial interest
Abstain:           0.000   Shares of beneficial interest

CMG Enhanced S & P 500 Index Fund

2a: Amendment to fund investment restrictions with respect to borrowing money, pledging assets, and issuing senior securities.

For:              6,681,939.000   Shares of beneficial interest being a majority
                                  of the shares represented at
                                  the meeting.
Against:                   0.000  Shares of beneficial interest
Abstain:                   0.000  Shares of beneficial interest

2b: Amendment to fundamental investment restrictions with respect to making loans

For:          6,681,939.000    Shares of beneficial interest being a majority
                               of the shares represented at the meeting.
Against:              0.000    Shares of beneficial interest
Abstain:              0.000    Shares of beneficial interest

2d: Amendment to fundamental investment restrictions with respect to investments in commodities.
For:              6,681,939.000  shares of beneficial interest being a majority of the shares represented at the meeting.
Against:          0.000          shares of beneficial interest
Abstain:          0.000          shares of beneficial interest

2e: Amendment to fundamental investment restrictions with respect to investments in real estate.

For:           6,681,939.000     Shares of beneficial interest being a majority
                                 of the shares represented at
                                 the meeting.
Against:           0.000   Shares of beneficial interest
Abstain:           0.000   Shares of beneficial interest

2f: Amendment to fundamental investment restrictions with respect to underwriting of securities.

For:              6,681,939.000  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:               0.000     Shares of beneficial interest
Abstain:               0.000     Shares of beneficial interest

2j: Amendment of fundamental investment restrictions with respect to concentrating investments in an industry.

For:             6,681,939.000  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:                0.000   Shares of beneficial interest
Abstain:                0.000   Shares of beneficial interest


3: Reorganization of each Fund into a separate, corresponding series of Columbia Funds Institutional Trust.

For:           6,681,939.000     Shares of beneficial interest being a majority
                                 of the shares represented at
                                 the meeting.
Against:           0.000   Shares of beneficial interest
Abstain:           0.000   Shares of beneficial interest

CMG High Yield Fund

2a: Amendment to fund investment restrictions with respect to borrowing money, pledging assets, and issuing senior securities.

For:              16,870,776. 567 Shares of beneficial interest being a majority of the shares represented at the
                                  meeting.
Against:           2,518,417.848  Shares of beneficial interest
Abstain:               2,660.000  Shares of beneficial interest

2b: Amendment to fundamental investment restrictions with respect to making loans

For:        16,870,098.567  Shares of beneficial interest being a
                             majority of the shares represented at the meeting.
Against:      2,519,148.848  Shares of beneficial interest
Abstain:         2,607.000   Shares of beneficial interest

2c: Amendment to fundamental investment restrictions with respect to diversification of investments.
For:          16,870,759.567 shares of beneficial interest being a majority of the shares represented at the meeting.
Against:      2,518,487.848   shares of beneficial interest
Abstain:          2,607.000 shares of beneficial interest

2d: Amendment to fundamental investment restrictions with respect to investments in commodities.

For:          16,870,515.567 Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:      2,518,678.848  Shares of beneficial interest
Abstain:          2,660.000  Shares of beneficial interest


2e: Amendment to fundamental investment restrictions with respect to investments in real estate

For:           16,870,057.567  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:       2,519,184.848   Shares of beneficial interest
Abstain:          2,612.000    Shares of beneficial interest

2f: Amendment to fundamental investment restrictions with respect to underwriting of securities.

For:          16,870,098.567 Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:       2,519,148.848 Shares of beneficial interest
Abstain:           2,607.000 Shares of beneficial interest


2g: Elimination of fundamental investment restrictions with respect to purchasing securities on margin

For:         16,870,045.567  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:  2,519,179.848    Shares of beneficial interest
Abstain:         2,629.000 Shares of beneficial interest

2h: Elimination of fundamental investment restrictions with respect to investing for the purpose of exercising control

For:       16,870,040.567 Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:  2,518,700.848    Shares of beneficial interest
Abstain:         3,113.000 Shares of beneficial interest

2i: Elimination of fundamental investment restrictions with respect to short sales.

For:        16,870,498.567 Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:   2,518,748.848   Shares of beneficial interest
Abstain:          2,607.000         Shares of beneficial interest

2j: Amendment to fundamental investment restrictions with respect to concentrating investments in an industry

For:         16,870,349.567 Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:     2,518,892.000    Shares of beneficial interest
Abstain:         2,612.000 Shares of beneficial interest

2k: Elimination of Fundamental investment restrictions to purchasing securities of companies less than three years old.

For:           16,870,515.567 Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:      2,518,731.848    Shares of beneficial interest
Abstain:         2,607.000 Shares of beneficial interest


2l: Elimination of fundamental investment restrictions with respect to investing in securities of other investment companies.

For:         16,870,098.567 Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:   2,519,131.848    Shares of beneficial interest
Abstain:          2,624.000  Shares of beneficial interest


2m: Fund investment restrictions with respect to purchasing or holding securities of any company, if securities are owned by officers, director, advisor.

For:         16,870,120.567 Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:   2,519,126.848   Shares of beneficial interest
Abstain:          2,607.000         Shares of beneficial interest


2o: Elimination of fundamental investment restrictions with respect to purchasing illiquid securities.

For:           16,870,040.567  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:   2,519,184.848    Shares of beneficial interest
Abstain:          2,629.000  Shares of beneficial interest


3: Reorganization of each Fund into a separate, corresponding series of Columbia Funds Institutional Trust.

For:          16, 870,900.567 Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:         2, 517,902.848  Shares of beneficial interest
Abstain:           3,051.000  Shares of beneficial interest


CMG International Stock Fund

2a: Amendment to fund investment restrictions with respect to borrowing money, pledging assets, and issuing senior securities.

For:         9,399,787.000  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:              0.000  Shares of beneficial interest
Abstain:              0.000  Shares of beneficial interest

2b: Amendment to fundamental investment restrictions with respect to making loans

For:        9,399,787.000  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:          0.000    Shares of beneficial interest
Abstain:          0.000    Shares of beneficial interest

2c: Amendment to fundamental investment restrictions with respect to diversification of investments

For:        9,399,787.000  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:          0.000    Shares of beneficial interest
Abstain:          0.000    Shares of beneficial interest


2d: Amendment to fundamental investment restrictions with respect to investments in commodities.
For:           9,399,787.000   shares of beneficial interest being a majority
                               of the shares represented at the meeting.
Against:          0.000    shares of beneficial interest
Abstain:          0.000    shares of beneficial interest

2e: Amendment to fundamental investment restrictions with respect to investments in real estate.

For:         9,399,787.000  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:             0.000 Shares of beneficial interest
Abstain:             0.000 Shares of beneficial interest


2f: Amendment to fundamental investment restrictions with respect to underwriting of securities.

For:         9,399,787.000     Shares of beneficial interest being a majority
                               of the shares represented at the meeting.
Against:           0.000   Shares of beneficial interest
Abstain:           0.000   Shares of beneficial interest




2h: Elimination of fundamental investment restrictions with respect to investing for the purpose of exercising control

For:        9,399,787.000     Shares of beneficial interest being a majority of
                               the shares represented at the meeting.
Against:           0.000   Shares of beneficial interest
Abstain:           0.000   Shares of beneficial interest

2i: Elimination of fundamental investment restrictions with respect to short sales.

For:       9,399,787.000  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:           0.000   Shares of beneficial interest
Abstain:           0.000   Shares of beneficial interest

2j: Amendment to fundamental investment restrictions with respect to concentrating investments in an industry

For:        9,399,787.000 Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:           0.000   Shares of beneficial interest
Abstain:           0.000   Shares of beneficial interest

2k: Elimination of fundamental investment restrictions to purchasing securities of cost less than three years old.

For:        9,399,787.000  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:           0.000   Shares of beneficial interest
Abstain:           0.000   Shares of beneficial interest

2n: Elimination of fundamental investment restrictions with respect to buying and selling puts and calls.

For:        9,399,787.000   Shares of beneficial interest being a majority of
                            the shares represented at the meeting.
Against:           0.000   Shares of beneficial interest
Abstain:           0.000   Shares of beneficial interest


3: Reorganization of each Fund into a separate, corresponding series of Columbia Funds Institutional Trust.

For:        9,399,787.000   Shares of beneficial interest being a majority of
                            the shares represented at the meeting.
Against:           0.000   Shares of beneficial interest
Abstain:           0.000   Shares of beneficial interest


CMG Large Cap Growth Fund

2a: Amendment to fund investment restrictions with respect to borrowing money, pledging assets, and issuing senior securities.

For:         3,420,245.000  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:             0.000  Shares of beneficial interest
Abstain:             0.000  Shares of beneficial interest

2b: Amendment to fundamental investment restrictions with respect to making loans

For:        3,420,245.000  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:          0.000    Shares of beneficial interest
Abstain:          0.000    Shares of beneficial interest


2d: Amendment to fundamental investment restrictions with respect to investments in commodities.
For:       3,420,245.000   shares of beneficial interest being a majority of
                           the shares represented at the meeting.
Against:          0.000    shares of beneficial interest
Abstain:          0.000    shares of beneficial interest

2e: Amendment to fundamental investment restrictions with respect to investments in real estate.

For:     3,420,245.000   Shares of beneficial interest being a majority of the
                         shares represented at the meeting.
Against:             0.000 Shares of beneficial interest
Abstain:             0.000 Shares of beneficial interest


2f: Amendment to fundamental investment restrictions with respect to underwriting of securities.

For:       3,420,245.000   Shares of beneficial interest being a majority of
                           the shares represented at the meeting.
Against:           0.000   Shares of beneficial interest
Abstain:           0.000   Shares of beneficial interest


2j: Amendment to fundamental investment restrictions with respect to concentrating investments in an industry

For:     3,420,245.000  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:           0.000   Shares of beneficial interest
Abstain:           0.000   Shares of beneficial interest


3: Reorganization of each Fund into a separate, corresponding series of Columbia Funds Institutional Trust.

For:       3,420,245.000  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:           0.000   Shares of beneficial interest
Abstain:           0.000   Shares of beneficial interest


CMG Large Cap Value Fund

2a: Amendment to fund investment restrictions with respect to borrowing money, pledging assets, and issuing senior securities.

For:          2,997,042.000 Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:               0.000   Shares of beneficial interest
Abstain:               0.000   Shares of beneficial interest

2b: Amendment to fundamental investment restrictions with respect to making loans

For:        2,997,042.000   Shares of beneficial interest being a majority of
                            the shares represented at the meeting.
Against:          0.000    Shares of beneficial interest
Abstain:          0.000    Shares of beneficial interest


2d: Amendment to fundamental investment restrictions with respect to investments in commodities.
For:           2,997,042.000  shares of beneficial interest being a majority of the shares represented at the meeting.
Against:          0.000    shares of beneficial interest
Abstain:          0.000    shares of beneficial interest

2e: Amendment to fundamental investment restrictions with respect to investments in real estate.

For:       2,997,042.000   Shares of beneficial interest being a majority of
                           the shares represented at the meeting.
Against:             0.000 Shares of beneficial interest
Abstain:             0.000 Shares of beneficial interest


2f: Amendment to fundamental investment restrictions with respect to underwriting of securities.

For:         2,997,042.000  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:           0.000   Shares of beneficial interest
Abstain:           0.000   Shares of beneficial interest


2j: Amendment to fundamental investment restrictions with respect to concentrating investments in an industry

For:       2,997,042.000   Shares of beneficial interest being a majority of
                           the shares represented at the meeting.
Against:           0.000   Shares of beneficial interest
Abstain:           0.000   Shares of beneficial interest


3: Reorganization of each Fund into a separate, corresponding series of Columbia Funds Institutional Trust.

For:              2,997,042.000   Shares of beneficial interest being a
                                  majority of the shares represented at the
                                  meeting.
Against:           0.000   Shares of beneficial interest
Abstain:           0.000   Shares of beneficial interest


CMG Mid Cap Growth Fund

2a: Amendment to fund investment restrictions with respect to borrowing money, pledging assets, and issuing senior securities.

For:              1,480,898.000  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:              0.000       Shares of beneficial interest
Abstain:              0.000        Shares of beneficial interest

2b: Amendment to fundamental investment restrictions with respect to making loans

For:       1,480,898.000 Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:          0.000    Shares of beneficial interest
Abstain:          0.000    Shares of beneficial interest


2d: Amendment to fundamental investment restrictions with respect to investments in commodities.
For:       1,480,898.000  shares of beneficial interest being a majority of the shares represented at the meeting.
Against:          0.000    shares of beneficial interest
Abstain:          0.000    shares of beneficial interest

2e: Amendment to fundamental investment restrictions with respect to investments in real estate.

For:         1,480,898.000   Shares of beneficial interest being a majority of
                             the shares represented at the meeting.
Against:             0.000 Shares of beneficial interest
Abstain:             0.000 Shares of beneficial interest


2f: Amendment to fundamental investment restrictions with respect to underwriting of securities.

For:         1,480,898.000 Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:           0.000   Shares of beneficial interest
Abstain:           0.000   Shares of beneficial interest


2j: Amendment to fundamental investment restrictions with respect to concentrating investments in an industry

For:       1,480,898.000   Shares of beneficial interest being a majority of
                           the shares represented at the meeting.
Against:           0.000   Shares of beneficial interest
Abstain:           0.000   Shares of beneficial interest



3: Reorganization of each Fund into a separate, corresponding series of Columbia Funds Institutional Trust.

For:      1,480,898.000   Shares of beneficial interest being a majority of the
                          shares represented at the meeting.
Against:           0.000   Shares of beneficial interest
Abstain:           0.000   Shares of beneficial interest


CMG Mid Cap Value Fund

2a: Amendment to fund investment restrictions with respect to borrowing money, pledging assets, and issuing senior securities.

For:              1,431,897.000   Shares of beneficial interest being a
                                  majority of the shares represented at the
                                  meeting.
Against:              0.000       Shares of beneficial interest
Abstain:              0.000        Shares of beneficial interest

2b: Amendment to fundamental investment restrictions with respect to making loans

For:            1,431,897.000  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:          0.000    Shares of beneficial interest
Abstain:          0.000    Shares of beneficial interest


2d: Amendment to fundamental investment restrictions with respect to investments in commodities.
For:          1,431,897.000  shares of beneficial interest being a majority of the shares represented at the meeting.
Against:          0.000    shares of beneficial interest
Abstain:          0.000    shares of beneficial interest

2e: Amendment to fundamental investment restrictions with respect to investments in real estate.

For:           1,431,897.000   Shares of beneficial interest being a majority
                               of the shares represented at the meeting.
Against:             0.000 Shares of beneficial interest
Abstain:             0.000 Shares of beneficial interest


2f: Amendment to fundamental investment restrictions with respect to underwriting of securities.

For:        1,431,897.000   Shares of beneficial interest being a majority of
                            the shares represented at the meeting.
Against:           0.000   Shares of beneficial interest
Abstain:           0.000   Shares of beneficial interest


2j: Amendment to fundamental investment restrictions with respect to concentrating investments in an industry

For:              1,431,897.000   Shares of beneficial interest being a
                                   majority of the shares represented at the
                                   meeting.
Against:           0.000   Shares of beneficial interest
Abstain:           0.000   Shares of beneficial interest







3: Reorganization of each Fund into a separate, corresponding series of Columbia Funds Institutional Trust.

For:          1,431,897.000   Shares of beneficial interest being a majority of
                              the shares represented at the meeting.
Against:           0.000   Shares of beneficial interest
Abstain:           0.000   Shares of beneficial interest




CMG Short Term Bond Fund

2a: Amendment to fund investment restrictions with respect to borrowing money, pledging assets, and issuing senior securities.

For:              4,023,398.462   Shares of beneficial interest being a
                                 majority of the shares represented at the
                                 meeting.
Against:               0.000       Shares of beneficial interest
Abstain:               0.000        Shares of beneficial interest

2b:Amendment to fundamental investment restrictions with respect to making loans

For:                4,023,398.462    Shares of beneficial interest being a
                                     majority of the shares represented at
                                     the meeting.
Against:          0.000    Shares of beneficial interest
Abstain:          0.000    Shares of beneficial interest

2c: Amendment to fundamental investment restrictions with respect to diversification of investments

For:               4,023,398.462   Shares of beneficial interest being a
                                   majority of the shares represented at
                                   the meeting.
Against:          0.000    Shares of beneficial interest
Abstain:          0.000    Shares of beneficial interest


2d: Amendment to fundamental investment restrictions with respect to investments in commodities.
For:              4,023,398.462 shares of beneficial interest being a majority of the shares represented at
                                the meeting.
Against:          0.000    shares of beneficial interest
Abstain:          0.000    shares of beneficial interest

2e: Amendment to fundamental investment restrictions with respect to investments in real estate.

For:            4,023,398.462    Shares of beneficial interest being a majority
                                 of the shares represented at the meeting.
Against:             0.000 Shares of beneficial interest
Abstain:             0.000 Shares of beneficial interest


2f: Amendment to fundamental investment restrictions with respect to underwriting of securities.

For:              4,023,398.462  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:           0.000   Shares of beneficial interest
Abstain:           0.000   Shares of beneficial interest


2g: Elimination of fundamental investment restrictions with respect to purchasing securities on margin

For:              4,023,398.462  Shares of beneficial interest being a majority of the shares represented at
                                 the meeting.
Against:              0.000      Shares of beneficial interest
Abstain:              0.000      Shares of beneficial interest

2h: Elimination of fundamental investment restrictions with respect to investing for the purpose of exercising control

For:            4,023,398.462   Shares of beneficial interest being a majority
                                of the shares represented at
                                the meeting.
Against:           0.000        Shares of beneficial interest
Abstain:           0.000        Shares of beneficial interest

2i: Elimination of fundamental investment restrictions with respect to short sales.

For:              4,023,398. 462  Shares of beneficial interest being a majority of the shares represented at
                                  the meeting.
Against:                0.000     Shares of beneficial interest
Abstain:                0.000     Shares of beneficial interest


2j: Amendment to fundamental investment restrictions with respect to concentrating investments in an industry

For:              4,023,398. 462    Shares of beneficial interest being a
                                    majority of the shares represented at
                                    the meeting.
Against:             0.000          Shares of beneficial interest
Abstain:             0.000         Shares of beneficial interest


2k: Amendment to fundamental investment restrictions to purchasing securities of companies less than three years old.

For:              4,023,398. 462 Shares of beneficial interest being a majority of the shares represented at
                                 the meeting.
Against:              0.000     Shares of beneficial interest
Abstain:              0.000     Shares of beneficial interest


2m: Fund investment restrictions wit respect to purchasing or holding securities of any company, if securities are owned by officers, director advisor.

For:              4,023,398.462  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:              0.000     Shares of beneficial interest
Abstain:              0.000     Shares of beneficial interest


3: Reorganization of each Fund into a separate, corresponding series of Columbia Funds Institutional Trust.

For:              4,023,398. 462    Shares of beneficial interest being a
                                    majority of the shares represented at
                                    the meeting.
Against:           0.000   Shares of beneficial interest
Abstain:           0.000   Shares of beneficial interest



CMG Small Cap Fund

2a: Amendment to fund investment restrictions with respect to borrowing money, pledging assets, and issuing senior securities.

For:              4,872,898.154  Shares of beneficial interest being a majority of the shares represented at the
                                 meeting.
Against:               0.000     Shares of beneficial interest
Abstain:               0.000     Shares of beneficial interest

2b: Amendment to fundamental investment restrictions with respect to making loans

For:          4,872,898.154  Shares of beneficial interest being a
                             majority of the shares represented at the meeting.
Against:          0.000    Shares of beneficial interest
Abstain:          0.000    Shares of beneficial interest

2c: Amendment to fundamental investment restrictions with respect to diversification of investments

For:         4,872,898.154 Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:          0.000    Shares of beneficial interest
Abstain:          0.000    Shares of beneficial interest


2d: Amendment to fundamental investment restrictions with respect to investments in commodities.
For:         4,409,487.154  shares of beneficial interest being a majority of the shares represented at the meeting.
Against:    463,411.000    shares of beneficial interest
Abstain:          0.000    shares of beneficial interest

2e: Amendment to fundamental investment restrictions with respect to investments in real estate.

For:       4,872,898.154   Shares of beneficial interest being a majority of
                           the shares represented at the meeting.
Against:        0.000 Shares of beneficial interest
Abstain:        0.000 Shares of beneficial interest


2f: Amendment to fundamental investment restrictions with respect to underwriting of securities.

For:        4,872,898.154 Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:           0.000   Shares of beneficial interest
Abstain:           0.000   Shares of beneficial interest


2h: Elimination of fundamental investment restrictions with respect to investing for the purpose of exercising control

For:      4,409,487.154  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:          463,411.000       Shares of beneficial interest
Abstain:               0.000        Shares of beneficial interest

2i: Elimination of fundamental investment restrictions with respect to short sales.

For:          4,409,487.154 Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:       463,411.000  Shares of beneficial interest
Abstain:            0.000   Shares of beneficial interest


2j: Amendment to fundamental investment restrictions with respect to concentrating investments in an industry

For:         4,872,898.154  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:           0.000   Shares of beneficial interest
Abstain:           0.000   Shares of beneficial interest


2k: Amendment to fundamental investment restrictions to purchasing securities of companies less than three years old.

For:       4,409,487.154   Shares of beneficial interest being a majority of
                           the shares represented at the meeting.
Against:    463,411.000    Shares of beneficial interest
Abstain:           0.000   Shares of beneficial interest

2n: Elimination of fundamental investment restrictions with respect to buying and selling puts and calls.

For:        4,409,487.154  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:    463,411.000    Shares of beneficial interest
Abstain:           0.000   Shares of beneficial interest


3: Reorganization of each Fund into a separate, corresponding series of Columbia Funds Institutional Trust.

For:       4,872,898.154  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:           0.000   Shares of beneficial interest
Abstain:           0.000   Shares of beneficial interest


CMG Small Cap Growth Fund

2a: Amendment to fund investment restrictions with respect to borrowing money, pledging assets, and issuing senior securities.

For:         2,632,771.000   Shares of beneficial interest being a majority of
                             the shares represented at the meeting.
Against:             0.000   Shares of beneficial interest
Abstain:             0.000   Shares of beneficial interest

2b: Amendment to fundamental investment restrictions with respect to making loans

For:         2,632,771.000   Shares of beneficial interest being a majority of
                             the shares represented at the meeting.
Against:          0.000    Shares of beneficial interest
Abstain:          0.000    Shares of beneficial interest


2d: Amendment to fundamental investment restrictions with respect to investments in commodities.
For:          2,632,771.000   shares of beneficial interest being a majority
                              of the shares represented at the meeting.
Against:          0.000    shares of beneficial interest
Abstain:          0.000    shares of beneficial interest

2e: Amendment to fundamental investment restrictions with respect to investments in real estate.

For:       2,632,771.000   Shares of beneficial interest being a majority of the
                           shares represented at the meeting.
Against:             0.000 Shares of beneficial interest
Abstain:             0.000 Shares of beneficial interest


2f: Amendment to fundamental investment restrictions with respect to underwriting of securities.

For:      2,632,771.000  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:           0.000   Shares of beneficial interest
Abstain:           0.000   Shares of beneficial interest


2j: Amendment to fundamental investment restrictions with respect to concentrating investments in an industry

For:        2,632,771.000  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:           0.000   Shares of beneficial interest
Abstain:           0.000   Shares of beneficial interest





3:Reorganization of each Fund into a separate, corresponding series of Columbia Funds Institutional Trust.

For:         2,632,771.000   Shares of beneficial interest being a
                            majority of the shares represented at the meeting.
Against:           0.000   Shares of beneficial interest
Abstain:           0.000   Shares of beneficial interest



CMG Small Cap Value Fund

2a: Amendment to fund investment restrictions with respect to borrowing money, pledging assets, and issuing senior securities.

For:              2,235,495.000 Shares of beneficial interest being a
                                majority of the shares represented at the
                                meeting.
Against:                 0.000  Shares of beneficial interest
Abstain:                 0.000  Shares of beneficial interest

2b: Amendment to fundamental investment restrictions with respect to making loans

For:              2,235,495.000  Shares of beneficial interest being a
                                  majority of the shares represented at
                                  the meeting.
Against:          0.000    Shares of beneficial interest
Abstain:          0.000    Shares of beneficial interest


2d: Amendment to fundamental investment restrictions with respect to investments in commodities.
For:         2,235,495.000  shares of beneficial interest being a majority of the shares represented at the meeting.
Against:          0.000     shares of beneficial interest
Abstain:          0.000     shares of beneficial interest

2e: Amendment to fundamental investment restrictions with respect to investments in real estate.

For:           2,235,495.000  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:             0.000 Shares of beneficial interest
Abstain:             0.000 Shares of beneficial interest


2f: Amendment to fundamental investment restrictions with respect to underwriting of securities.

For:        2,235,495.000 Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:           0.000   Shares of beneficial interest
Abstain:           0.000   Shares of beneficial interest

2j: Amendment to fundamental investment restrictions with respect to concentrating investments in an industry

For:              2,235,495.000 Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:           0.000   Shares of beneficial interest
Abstain:           0.000   Shares of beneficial interest


3: Reorganization of each Fund into a separate, corresponding series of Columbia Funds Institutional Trust.

For:          2,235,495.000 Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:           0.000   Shares of beneficial interest
Abstain:           0.000   Shares of beneficial interest



CMG Small/Mid Cap Fund

2a: Amendment to fund investment restrictions with respect to borrowing money, pledging assets, and issuing senior securities.

For:          2,306,170.000  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:             0.000   Shares of beneficial interest
Abstain:             0.000   Shares of beneficial interest

2b: Amendment to fundamental investment restrictions with respect to making loans

For:          2,306,170.000  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:          0.000    Shares of beneficial interest
Abstain:          0.000    Shares of beneficial interest


2c: Amendment to fundamental investment restrictions with respect to diversification of investments

For:           2,306,170.000   Shares of beneficial interest being a majority
                               of the shares represented at the meeting.
Against:          0.000    Shares of beneficial interest
Abstain:          0.000    Shares of beneficial interest


2d: Amendment to fundamental investment restrictions with respect to investments in commodities.
For:            2,306,170.000  shares of beneficial interest being a majority of the shares represented at the meeting.
Against:          0.000        shares of beneficial interest
Abstain:          0.000        shares of beneficial interest

2e: Amendment to fundamental investment restrictions with respect to investments in real estate.

For:             2,306,170.000 Shares of beneficial interest being
                               a majority of the shares
                               represented at the meeting.
Against:             0.000 Shares of beneficial interest
Abstain:             0.000 Shares of beneficial interest


2f: Amendment to fundamental investment restrictions with respect to underwriting of securities.

For:                2,306,170.000   Shares of beneficial interest being a
                                    majority of the shares represented at
                                    the meeting.
Against:           0.000   Shares of beneficial interest
Abstain:           0.000   Shares of beneficial interest


2h: Elimination of fundamental investment restrictions with respect to investing for the purpose of exercising control

For:            2,306,170.000 Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:               0.000  Shares of beneficial interest
Abstain:               0.000  Shares of beneficial interest

2i: Elimination of fundamental investment restrictions with respect to short sales.

For:           2,306,170.000  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:        0.000      Shares of beneficial interest
Abstain:        0.000      Shares of beneficial interest


2j: Amendment to fundamental investment restrictions with respect to concentrating investments in an industry

For:         2,306,170.000 Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:       0.000       Shares of beneficial interest
Abstain:       0.000       Shares of beneficial interest


2k: Amendment to fundamental investment restrictions to purchasing securities of companies less than three years old.

For:           2,306,170.000 Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:         0.000     Shares of beneficial interest
Abstain:         0.000     Shares of beneficial interest

2n: Elimination of fundamental investment restrictions with respect to buying and selling puts and calls.

For:       2,306,170.000 Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:         0.000     Shares of beneficial interest
Abstain:         0.000     Shares of beneficial interest


3: Reorganization of each Fund into a separate, corresponding series of Columbia Funds Institutional Trust.

For:            2,306,170.000   Shares of beneficial interest being a majority
                                of the shares represented at the meeting.
Against:         0.000   Shares of beneficial interest
Abstain:         0.000   Shares of beneficial interest



CMG Strategic Equity Fund

2a: Amendment to fund investment restrictions with respect to borrowing money, pledging assets, and issuing senior securities.

For:              35,962,226.467  Shares of beneficial interest being a
                                  majority of the shares represented at
                                  the meeting.
Against:                0.000       Shares of beneficial interest
Abstain:                0.000     Shares of beneficial interest

2b: Amendment to fundamental investment restrictions with respect to making loans

For:            35,962,226.467 Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:          0.000    Shares of beneficial interest
Abstain:          0.000    Shares of beneficial interest


2d: Amendment to fundamental investment restrictions with respect to investments in commodities.
For:          35,294,420.467 shares of beneficial interest being a majority of the shares represented at the meeting.
Against:       667,806.000   shares of beneficial interest
Abstain:             0.000   shares of beneficial interest

2e: Amendment to fundamental investment restrictions with respect to investments in real estate.

For:           35,962,226.467 Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:             0.000 Shares of beneficial interest
Abstain:             0.000 Shares of beneficial interest


2f: Amendment to fundamental investment restrictions with respect to underwriting of securities.

For:          35,962,226.467 Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:           0.000   Shares of beneficial interest
Abstain:           0.000   Shares of beneficial interest

2j: Amendment to fundamental investment restrictions with respect to concentrating investments in an industry

For:          35,962,226.467 Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:       0.000       Shares of beneficial interest
Abstain:       0.000       Shares of beneficial interest

3: Reorganization of each Fund into a separate, corresponding series of Columbia Funds Institutional Trust.

For:         35,962,226.467  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:         0.000   Shares of beneficial interest
Abstain:         0.000   Shares of beneficial interest
CMG Ultra Short Term Bond Fund

2a: Amendment to fund investment restrictions with respect to borrowing money, pledging assets, and issuing senior securities.

For:           4,903,193.000 Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:             0.000   Shares of beneficial interest
Abstain:             0.000   Shares of beneficial interest

2b: Amendment to fundamental investment restrictions with respect to making loans

For:             4,903,193.000  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:          0.000    Shares of beneficial interest
Abstain:          0.000    Shares of beneficial interest


2c: Amendment to fundamental investment restrictions with respect to diversification of investments

For:             4,903,193.000  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:          0.000    Shares of beneficial interest
Abstain:          0.000    Shares of beneficial interest


2d: Amendment to fundamental investment restrictions with respect to investments in commodities.
For:            4,903,193.000   shares of beneficial interest being a majority
                                of the shares represented at the meeting.
Against:          0.000         shares of beneficial interest
Abstain:          0.000         shares of beneficial interest

2e: Amendment to fundamental investment restrictions with respect to investments in real estate.

For:          4,903,193.000 Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:             0.000 Shares of beneficial interest
Abstain:             0.000 Shares of beneficial interest


2f: Amendment to fundamental investment restrictions with respect to underwriting of securities.

For:            4,903,193.000 Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:           0.000   Shares of beneficial interest
Abstain:           0.000   Shares of beneficial interest


2g: Elimination of fundamental investment restrictions with respect to purchasing securities on margin

For:           4,903,193.000 Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:            0.000  Shares of beneficial interest
Abstain:            0.000  Shares of beneficial interest


2h: Elimination of fundamental investment restrictions with respect to investing for the purpose of exercising control

For:           4,903,193.000     Shares of beneficial interest being a majority
                                 of the shares represented at the meeting.
Against:            0.000        Shares of beneficial interest
Abstain:             0.000       Shares of beneficial interest

2i: Elimination of fundamental investment restrictions with respect to short sales.

For:            4,903,193.000 Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:        0.000      Shares of beneficial interest
Abstain:        0.000      Shares of beneficial interest


2j: Amendment to fundamental investment restrictions with respect to concentrating investments in an industry

For:          4,903,193.000 Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:       0.000       Shares of beneficial interest
Abstain:       0.000       Shares of beneficial interest


2k: Amendment to fundamental investment restrictions to purchasing securities of companies less than three years old.

For:           4,903,193.000  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:         0.000     Shares of beneficial interest
Abstain:         0.000     Shares of beneficial interest

2m: Fund investment restrictions with respect to purchasing or holding securities of any company, if securities are owned by officers, director, advisor.

For:           4,903,193.000    Shares of beneficial interest being a majority
                                of the shares represented at
                                the meeting.
Against:         0.000     Shares of beneficial interest
Abstain:         0.000     Shares of beneficial interest




3: Reorganization of each Fund into a separate, corresponding series of Columbia Funds Institutional Trust.

For:     4,903,193.000   Shares of beneficial interest being a majority of the
                         shares represented at the meeting.
Against:         0.000   Shares of beneficial interest
Abstain:         0.000   Shares of beneficial interest




77D Policies with respect to security investments
CMG STRATEGIC EQUITY FUND
Pursuant to the Board of Trustees' approval, on January 1, 2006 the following disclosure under "Principal investment Strategies" of the Fund's prospectus was revised with the following paragraph: The Fund's investment objective is to provide long-term growth of capital by investing at least 80% of its total assets in common stocks. Investments typically will be in companies that the portfolio manager believes are undervalued by investors. Under normal market conditions, the Fund may invest in companies of any size, ranging from small-cap companies to large-cap companies. The Fund's investment advisor expects to use active trading strategies to take advantage of perceived market opportunities across all areas of the market. Most of the Fund's assets will be invested in U.S. common stocks; however, the Fund may invest up to 33% of its total assets in equity securities, including American Depositary Receipts and Global Depositary Receipts, of foreign issuers when consistent with the Fund's investment objective. The Fund may also invest in real estate investment trusts and securities convertible into or exercisable for stock (including preferred stocks, warrants and debentures). The Fund may also invest in options and financial futures contracts ("derivatives").

Also, on January 1, 2006 the following disclosure under "Investment Objectives, Policies and Risks" of the Fund's Statement of Additional Information was revised with the following paragraph: The Fund may invest up to 33% of its total assets in equity securities of foreign issuers. Foreign equity securities include common stock and preferred stock, including securities convertible into equity securities, issued by foreign companies, American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs"). In determining whether a company is foreign, the Advisor will consider various factors including where the company is headquartered, where the company's principal operations are located, where the company's revenues are derived, where the principal trading market is located and the country in which the company was legally organized. The weight given to each of these factors will vary depending upon the circumstances



CMG ENHANCED S&P 500(R) INDEX FUND
CMG LARGE CAP VALUE FUND
CMG LARGE CAP GROWTH FUND
CMG MID CAP VALUE FUND
CMG MID CAP GROWTH FUND
CMG SMALL/MID CAP FUND
CMG SMALL CAP VALUE FUND
CMG SMALL CAP GROWTH FUND
CMG INTERNATIONAL STOCK FUND  (the "Funds")

Pursuant to the approval of shareholders, on November 1, 2005, the fundamental investment restrictions applicable to each Fund as represented in the section of the Statement of Additional Information entitled INVESTMENT RESTRICTIONS were amended and restated in their entirety:

Each Fund may not, as a matter of fundamental policy:

1. Underwrite any issue of securities issued by other persons within the meaning of the Securities Act of 1933, as amended (the "1933 Act") except when it might be deemed to be an underwriter either: (a) in connection with the disposition of a portfolio security; or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Fund's ability to invest in securities issued by other registered investment companies.

2. Purchase or sell real estate, except a Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate and it may hold and dispose of real estate or interests in real estat acquired through the exercise of its rights as a holder of securities which are secured by real estate or interests therein.

3. Purchase or sell commodities, except that a Fund may to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts and enter into swap contracts and other financial transactions relating to commodities. This limitation does not apply to foreign currency transactions including without limitation forward currency contracts.

4. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

5. Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

6. Borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

7. Purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (a) up to 25% of its total assets may be invested without regard to these limitations and (b) a Fund's assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief.





CMG CORE PLUS BOND FUND
CMG CORE BOND FUND
CMG INTERMEDIATE BOND FUND
CMG SHORT TERM BOND FUND
CMG ULTRA SHORT TERM BOND FUND
CMG GOVERNMENT BOND FUND
CMG MORTGAGE AND ASSET-BACKED SECURITIES FUND
CMG HIGH YIELD FUND
CMG INTERNATIONAL BOND FUND  (the "Funds")

Pursuant to the approval of shareholders, on November 1, 2005, the fundamental investment restrictions applicable to each Fund as represented in the section of the Statement of Additional Information entitled INVESTMENT RESTRICTIONS were amended and restated in their entirety:

Each Fund may not, as a matter of fundamental policy:

1. Underwrite any issue of securities issued by other persons within the meaning of the Securities Act of 1933, as amended (the "1933 Act") except when it might be deemed to be an underwriter either: (a) in connection with the disposition of a portfolio security; or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Fund's ability to invest in securities issued by other registered investment companies.

2. Purchase or sell real estate, except a Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate and it may hold and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of securities which are secured by real estate or interests therein.

3. Purchase or sell commodities, except that a Fund may to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts and enter into swap contracts and other financial transactions relating to commodities. This limitation does not apply to foreign currency transactions including without limitation forward currency contracts.

4. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United
         States, or any of their agencies, instrumentalities or political subdivisions; and (b)notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

5. Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

6. Borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

7. With the exception of the International Bond Fund, Mortgage and Asset-Backed Securities Fund, and the Core Plus Bond Fund, which are non-diversified funds, purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (a) up to 25% of its total assets may be invested without regard to these limitations and (b) a Fund's assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief.



CMG SMALL CAP FUND  (the "Fund")

Pursuant to the approval of shareholders, on November 1, 2005, the fundamental investment restrictions applicable to the Fund as represented in the section of the Statement of Additional Information entitled INVESTMENT RESTRICTIONS were amended and restated in their entirety:

The Fund may not, as a matter of fundamental policy:

1. Underwrite any issue of securities issued by other persons within the meaning of the Securities Act of 1933, as amended (the"1933 Act") except when it might be deemed to be an underwriter either: (a) in connection with the disposition of a portfolio security; or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Fund's ability to invest in securities issued by other registered investment companies.

2. Purchase or sell real estate, except the Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate and it may hold and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of securities which are secured by real estate or interests therein.

3. Purchase or sell commodities, except that the Fund may to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts and enter into swap contracts and other financial transactions relating to commodities. This limitation does not apply to foreign currency transactions including without limitation forward currency contracts.

4. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

5. Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

6. Borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

7. Purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: up to 25% of its total assets may be invested without regard to these limitations and (b) the Fund's assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief.



CMG STRATEGIC EQUITY FUND (the "Fund")

Pursuant to the approval of shareholders, on November 1, 2005, the fundamental investment restrictions applicable to the Fund as represented in the section of the Statement of Additional Information entitled INVESTMENT RESTRICTIONS were amended and restated in their entirety:

Each Fund may not, as a matter of fundamental policy:

1. Underwrite any issue of securities issued by other persons within the meaning of the Securities Act of 1933, as amended (the "1933 Act") except when it might be deemed to be an underwriter either: (a) in connection with the disposition of a portfolio security; or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Fund's ability to invest in securities issued by other registered investment companies.

2. Purchase or sell real estate, except a Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate and it may hold and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of securities which are secured by real estate or interests therein.

3. Purchase or sell commodities, except that a Fund may to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts and enter into swap contracts and other financial transactions relating to commodities. This limitation does not apply to foreign currency transactions including without limitation forward currency contracts.

4. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

5. Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

6. Borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

7. Purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (a) up to 25% of its total assets may be invested without regard to these limitations and (b) a Fund's assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief.


CMG SHORT TERM BOND FUND  (the "Fund")

Pursuant to the approval of shareholders, on October 21, 2005, the first paragraph and three bullet points following the heading PRINCIPAL INVESTMENT STRATEGIES in the section entitled CMG SHORT TERM BOND FUND were revised in their entirety as follows:

The Fund intends to invest in a broad range of high quality, short-term fixed income securities. The Fund's average portfolio duration will not exceed three years and the dollar weighted average maturity will not exceed three years. Under normal conditions, the Fund will invest at least 80% of its total assets (plus any borrowings for investment purposes) in:

 - Obligations of the U.S. Government, its agencies or instrumentalities
 - Corporate debt securities rated either AAA, AA, A or BBB by S&P or Aaa, Aa, A or Baa by Moody's
 - Unrated fixed income securities judged to be of comparable quality to the securities listed above


CMG ULTRA SHORT TERM BOND FUND (the "Fund")

Pursuant to the approval of shareholders, on October 21, 2005, the first paragraph following the heading PRINCIPAL INVESTMENT STRATEGIES in the section entitled CMG ULTRA SHORT TERM BOND FUND was revised in its entirety as follows:

Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of domestic investment-grade fixed income securities. A fixed income security is considered investment-grade if it is rated AAA, AA, A or BBB by S&P or Aaa, Aa, A or Baa by Moody's, or judged by the advisor to be of comparable quality, if unrated, to the categories listed above. The Advisor will limit the Fund's duration, which measures the price sensitivity of a fixed income security to changes in interest rates, to 1.0 year or less. Under normal market conditions, the Fund's dollar-weighted average maturity is expected to be 2 years or less.


77E Legal Proceedings

CMG Strategic Equity Fund CMG Small Cap Fund CMG Small/Mid Cap Fund CMG International Stock Fund CMG Core Bond Fund CMG High Yield Fund CMG Short Term Bond Fund CMG Ultra Short Term Bond Fund CMG Enhanced S&P 500 Index Fund CMG Mid Cap Growth Fund CMG Mid Cap Value Fund CMG Small Cap Growth Fund CMG Small Cap Value Fund CMG Large Cap Growth Fund CMG Large Cap Value Fund

On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March, 2004.

Under the terms of the SEC Order, the Columbia Group has agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce certain Columbia Funds (including the former Nations Funds) and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and agreed to by the staff of the SEC. The independent distribution consultant has been in consultation with the Staff, and has submitted a draft proposed plan of distribution, but has not yet submitted a final proposed plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts and the Columbia Acorn Trusts. As to Columbia, the Distributor and the AdvisorTrustees of the Columbia Funds,t the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 (ICA) and the state law claims against Columbia and otherswere dismissed.. T The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA along with related claims under Section 48(a) of the ICA were not dismissed.

On March 21, 2005 purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any fund, if any, cannot currently be made.

In 2004, certain Columbia funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal on December 30, 2005 and this appeal is pending.

77O Transactions effected pursuant to Rule 10f-3
CMG High Yield Fund

On December 15, 2005, CMG HighYield Fund (Fund) purchased 265,000 par value of notes of Atlas Pipeline 8.125% 12/15/15 (Securities) for a total purchase price of $265,000 from Wachovia Capital Markets LLC pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Lehman Brothers, Inc.

CMG High Yield Fund

On December 8, 2005, CMG HighYield Fund (Fund) purchased 205,000 par value of notes of CMS Energy Corp 6.875% 12/15/15 (Securities) for a total purchase price of $205,000 from Citigroup Global Markets/Salomon Bros pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Citigroup; Merrill Lynch & Co; Keybank Capital Markets; Wedbush Morgan Securities Inc.

CMG High Yield Fund

On November 8, 2005, CMG HighYield Fund (Fund) purchased 720,000 par value of notes of Crown Americas Inc. 7.75% 15 (Securities) for a total purchase price of $720,000 from Citigroup Global Markets/Salomon Bros pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Citigroup; Deutsche Bank Securities, Inc.; Lehman Brothers; BNP Paribas Securities Corp; ABN Amro; Credit Lyonnais; Credit Suisse First Boston Corp; Scotia Capital, Inc.

CMG Large Cap Value Fund
On December 6, 2005, CMG Large Cap Value Fund (Fund) purchased 1,941 par value of notes of XL Capital Ltd (Securities) for a total purchase price of $126,124 from Citigroup Global Markets/Salomon Bros pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Citigroup; Goldman Sachs & Co.; JP Morgan; Merrill Lynch & Co.; Wachovia Securities; Deutsche
Bank Securities, Inc.; Lehman Brothers; Calyon Securities (USA) Incc; ING Financial Markets LLC; Keybanc Capital Markets; UBS Investment Bank; Barclays Capital; HSBC; Lazard Capital Markets; ABN AMRO Rothschild LLC.

CMG Large Cap Value Fund
On December 6, 2005, CMG Large Cap Value Fund (Fund) purchased 3,160 par value of notes of XL Capital Ltd (Securities) for a total purchase price of $79,000 from Citigroup Global Markets/Salomon Bros pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Citigroup; Goldman Sachs & Co.; JP Morgan; Merrill Lynch & Co.; Wachovia Securities; Deutsche
Bank Securities, Inc.; Lehman Brothers; Calyon Securities (USA) Incc; ING Financial Markets LLC; Keybanc Capital Markets; UBS Investment Bank; Barclays Capital; HSBC; Lazard Capital Markets; ABN AMRO Rothschild LLC.

CMG Ultra Short Term Bond Fund
On November 14, 2005, CMG Ultra Short Term Bond Fund (Fund) purchased 1,000,000 par value of notes of Centex Home Equity 4.05 12/23/35 (Securities) for a total purchase price of $1,000,000 from RBS Greenwhich Capital pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Citigroup; Credit Suisse First Boston.

CMG Ultra Short Term Bond Fund
On November 15, 2005, CMG Ultra Short Term Bond Fund (Fund) purchased 800,000 par value of notes of Chase Auto Owner Trust (Securities) for a total purchase price of $799,933 from Merrill Lynch Pierce, Fenner & Smith pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: JP Morgan; Merrill Lynch; RBS Greenwich Capital; Credit Suisse First Boston.

CMG Ultra Short Term Bond Fund
On December 5, 2005, CMG Ultra Short Term Bond Fund (Fund) purchased 750,000 par value of notes of Honda Auto (Securities) for a total purchase price of $749,946 from Chase Securities Inc. pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: JP Morgan; Deutsche Bank Securities; Credit Suisse First Boston; Citigroup.